UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

October 18, 2017 (October 16, 2017)
Date of Report (date of earliest event reported)

Rimini Street, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37397	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3993 Howard Hughes Parkway, Suite 500
Las Vegas, NV 89169
(Address of principal executive offices) (Zip Code)

(702) 839-9671
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01          CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Marcum LLP (“Marcum”) served as the independent registered public accounting firm for GP Investments Acquisition Corp., a Cayman Islands exempted company (“GPIA”), the legal predecessor of Rimini Street, Inc., the registrant (the “Company”) for the period from January 28, 2015 (inception) through December 31, 2015, the year ended December 31, 2016, and the nine months ended September 30, 2017. On October 16, 2017, the Audit Committee of the Board of Directors of the Company approved the change in the Company’s independent registered public accounting firm, effective October 18, 2017, to KPMG LLP (“KPMG”). KPMG previously served as the independent registered public accounting firm for Rimini Street, Inc. (“RSI”), a Nevada corporation. RSI was acquired by the Company on October 10, 2017, and RSI is considered the accounting acquirer.

For the period from January 28, 2015 (inception) through December 31, 2015 and the year ended December 31, 2016, Marcum’s audit report on the Company’s financial statements did not contain an adverse opinion or disclaimer of opinion, nor was it qualified as to uncertainty, audit scope or accounting principles. For the period from January 28, 2015 (inception) through Marcum’s dismissal on October 18, 2017, (i) there were no “disagreements” (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Marcum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to Marcum’s satisfaction, would have caused Marcum to make reference to the subject matter of the disagreement in connection with Marcum’s reports covering such periods; and (ii) there were no “reportable events” as the term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Marcum with a copy of the disclosures it is making in this Report and requested that Marcum furnish it with a letter addressed to the Securities and Exchange Commission stating whether they agree with the above statements. The letter is filed as Exhibit 16.1 to this Report.

During the period from January 28, 2015 (inception) through October 18, 2017, neither the Company nor anyone on its behalf consulted KPMG regarding either (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided nor oral advice was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

ITEM 9.01          FINANCIAL STATEMENTS AND EXHIBITS

 (d)          Exhibits.

Exhibit No.	Exhibit Title
16.1	Letter from Marcum LLP, dated October 18, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RIMINI STREET, INC.

Dated: October 18, 2017	By:	/s/ Seth A. Ravin
		Name:	Seth A. Ravin
		Title	Chief Executive Officer